Exhibit 10.1

Confidential Materials omitted and filed separately with the

Securities and Exchange Commission.  Asterisks denote omissions

AMENDMENT NO. 1 TO

COLLABORATION AND LICENSE AGREEMENT

THIS AMENDMENT NO. 1 TO COLLABORATION AND LICENSE AGREEMENT (this “Amendment”) made effective as of the 25th day of April, 2008 (the “Amendment Effective Date”) by and between Momenta Pharmaceuticals, Inc., a Delaware corporation (“Momenta”) with a principal place of business at 675 West Kendall Street, Cambridge, MA 02142, and Sandoz AG, a Swiss corporation (“Sandoz”) with a principal place of business at Lichtstraße 35, CH 4056 Basel BS, Switzerland.

WITNESSETH:

WHEREAS, Momenta and Sandoz are parties to that Collaboration and License Agreement, dated as of the 13th day of June, 2007 (the “Agreement”);

WHEREAS, pursuant to Section 14.2 of the Agreement, the Agreement may be amended only by the written agreement of Momenta and Sandoz; and

WHEREAS, Momenta and Sandoz desire to amend the Agreement to reflect mutually agreed upon revised terms in accordance with the provisions of this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Momenta and Sandoz agree as follows:

1.                                       Definitions.

Capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed to them in the Agreement.

2.                                       Amendments.

2.1                                 Sandoz’ Right to Terminate [**]-Referenced Product for Convenience.  Section 11.4.1 of the Agreement is hereby amended and restated in its entirety to read:

“11.4.1. for convenience upon ninety (90) days’ prior written notice to Momenta, which notice may be provided to Momenta no later than December 31, 2008; provided, however, that, this Section 11.4.1 shall only apply to the [**]-Referenced Product, not the [**]-Referenced Product;”

2.2                                 Momenta’s Right to Terminate [**]-Referenced Product.  Section 11.5 of the Agreement is hereby renumbered as Section 11.5.1 and all references in the Agreement to “Section 11.5” shall be amended to refer to “Section 11.5.1”.  The following new Section 11.5.2 shall be added to the Agreement:

“11.5.2.         Momenta Termination of [**]-Referenced Product.  Momenta may terminate this Agreement with respect to the [**]-Referenced Product for convenience upon ninety (90) days’ prior written notice to Sandoz, which notice may be provided to Sandoz no later than December 31, 2008.”

2.3                                 General Effects of Termination.  The introductory paragraph of Section 11.7.3 of the Agreement is hereby amended and restated in its entirety to read as follows:

“11.7.3.         With respect to the Glycoprotein Products, in the event of termination of this Agreement (in its entirety or with respect to a Glycoprotein Product, as applicable), except as provided in Sections 11.7.4 or 11.7.5,”

2.4                                 Effects of Termination for Convenience.  The following new Section 11.7.5 is hereby added to the Agreement:

“11.7.5.         With respect to the [**]-Referenced Product, in the event of termination of this Agreement with respect to the [**]-Referenced Product pursuant to Sections 11.4.1 or 11.5.2,

11.7.5.a.      all rights and licenses granted, or obligations owed, by either Party to the other Party with respect to such terminated Product shall terminate;

11.7.5.b.     each Party shall promptly return to the other Party all materials and records in its possession or control containing Confidential Information of such other Party which solely relates to such terminated Product; and

11.7.5.c.      except for any payments owed to a Party as of the relevant date of termination or expiration with respect to such terminated Product, the other Party will not owe any further payments to such Party with respect to such terminated Product.”

3.                                       Reference to and Effect on the Agreement.

3.1                                 On and after the Amendment Effective Date, each reference to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the Agreement as amended hereby.  No reference to this Amendment need be made in any instrument or document at any time referring to the Agreement, a reference to the Agreement in any of such instrument or document to be deemed to be a reference to the Agreement as amended hereby.

3.2                                 Except as expressly amended by this Amendment, the provisions of the Agreement shall remain in full force and effect.

4.                                       Counterparts.

This Amendment may be executed in any number of counterparts, each such counterpart shall be deemed to be an original instrument, and all such counterparts together shall constitute but one agreement.  Any such counterpart may contain one or more signature pages.  This Amendment may be executed by facsimile signature pages.

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered on the date first written above.

SANDOZ AG
By:	/s/ A. Rummelt
Name: A. Rummelt
Title: CEO

By:	/s/ C. Ackermann
Name: C. Ackermann
Title: General Counsel

MOMENTA PHARMACEUTICALS, Inc.

By:	/s/ Craig A. Wheeler
Name: Craig A. Wheeler
Title: President & CEO